-------------
ANNUAL REPORT
-------------

     1995
     1995
     1995
     1995
     1995

          Greenwich Street
          California
          Municipal
          Fund Inc.
          -------------------------------------------------
          August 31, 1995



[Logo] Smith Barney Mutual Funds
       Investing for your future.
       Every day.

-----------------------------------------------
Greenwich Street California Municipal Fund Inc.
-----------------------------------------------





Dear Shareholder:

We are pleased to provide the annual report for Greenwich Street California Municipal Fund for the year ended August 31, 1995. During the past quarter the Fund distributed dividends totaling $0.174 per share. The table below shows the annualized distribution rate based on the Fund's August 31, 1995
American Stock
Exchange closing price:
                                                     Annualized
                                                  Distribution Rate
                                                  -----------------
              $12.92 (NAV)                              5.39%
              $11.50 (AMEX)                             6.05%

The Fund's total return for the past three months was -0.72%. For the period since inception on September 23, 1994 to August 31, 1995, the total return was 12.24%. In comparison, the average total return for all 61 closed-end municipal
funds was 0.72% for the three months ended August 31, 1995, as reported by Lipper Analytical Services Inc.

From the time of the Fund's inception in September 1994 through November 1994, the rising interest-rate environment created a market where yields were attractive with many issues selling below par. This gave us the opportunity to position a large percentage of the Fund's portfolio in high-grade, fairly deep-discount bonds -- and prepared the Fund to take advantage of the bond-market rally in 1995. After a series of interest-rate hikes orchestrated by the Federal Reserve Board over a 13-month period which began in February 1994, the economy has now eased back to a moderate growth rate.
 In our view, inflation
is now very much under control. These conditions provide a benign market for bonds, which we believe will continue for the balance of 1995.

The high-quality discount-bond approach put the Fund in an excellent position for the rally that we have experienced, and should continue to serve the Fund well. However, if bond yields ever approach the level seen in the peak of the rally in late 1993, we will become more defensive with bigger coupons and shorter maturities.

We have not altered our strategy to any degree because the economic climate is quite favorable for the fixed-income markets. We believe, however, that bond prices will not rise much further from today's levels. In our opinion, if the economic growth remains slow and inflation under control then municipals should
stay comfortably in their current price range for the remainder of 1995.

The California picture, which has been muddled because of the bankruptcy in Orange County and financial troubles in Los Angeles county, seems closer to a permanent solution. Bills are currently pending in the state legislature which would create long-term solutions for both municipalities. Assuming that they pass, these bills would remove a cloud that has hung over
 California securities
for most of this year. They would also provide a lift for the market's perception of all California credits, as well as municipal bonds in general.

Thank you for your confidence in our investment management. If you have any questions about the Fund, please call The Shareholder Services Group at (800) 331-1710.


Sincerely,



/s/ Heath B. McLendon                       /s/ Joseph P. Deane
Heath B. McLendon                           Joseph P. Deane
Chairman and Chief Executive Officer        Vice President

September 22, 1995

Greenwich Street California Municipal Fund Inc.
---------------------------------------------------------------------------------------------
Schedule of Investments                                                       August 31, 1995
---------------------------------------------------------------------------------------------

 FACE
AMOUNT       RATING                SECURITY                                          VALUE
=============================================================================================
Education -- 13.4%
  $2,100,000  A1*     California Education Facility Authority
                        (Loyola Marymount University), 5.750% due 10/1/24          $2,010,750
   2,000,000  A*      California Education Facility Authority
                        (Southwestern University), 6.700% due 11/1/24               2,080,000
   2,330,000  A       University of California Revenue Series A, 5.800%
                         due 9/1/23                                                 2,134,862
---------------------------------------------------------------------------------------------
                                                                                    6,225,612
---------------------------------------------------------------------------------------------
Hospital -- 16.4%
   2,000,000  Aa*     California Health Facility Financing Authority
                        (Kaiser Permanente Hospital), 5.550% due 8/15/25            1,802,500
   2,000,000  AA      California Statewide Community Development Authority
                        COP (St. Joseph's Hospital), 6.625% due 7/1/21              2,090,000
   2,000,000  AA-     Fresno Health Facility Revenue (Holy Cross Health
                        System), 5.625% due 12/1/15                                 1,882,500
   1,785,000  A       Torrence Hospital Revenue (Little Company of
                        Mary Hospital), 6.875% due 7/1/15                           1,849,706
---------------------------------------------------------------------------------------------
                                                                                    7,624,706
---------------------------------------------------------------------------------------------
Housing -- 7.0%
   1,305,000  Aa*     California Housing Finance Agency Home Mortgage
                        Series B, 5.700% due 2/1/25                                 1,212,019
   2,000,000  AAA     Santa Rosa Mortgage Revenue (Village Square
                        Apartments) FHA-Insured, 6.875% due 9/1/27                  2,052,500
---------------------------------------------------------------------------------------------
                                                                                    3,264,519
---------------------------------------------------------------------------------------------
Miscellaneous -- 32.9%
   2,000,000  AAA     Concord Redevelopment Agency Tax Allocation
                        AMBAC-Insured, 5.250% due 7/1/19                            1,805,000
   2,100,000  Baa*    Hawthorne Community Redevelopment Agency
                        Tax Allocation, 6.700% due 9/1/20                           2,110,500
   2,000,000  NR      Kings County Waste Management Authority
                        Solid Waste Revenue, 7.200% due 10/1/14(a)                  2,092,500
   2,000,000  AAA     Los Angeles Convention and Exhibition Center Authority
                        Lease Revenue MBIA-Insured, 5.375% due 8/15/18              1,850,000
   2,000,000  AAA     Oceanside Civic Center Project MBIA-Insured,
                        5.750% due 8/1/15                                           1,947,500
   2,000,000  AAA     Orange County Redevelopment Agency Tax Allocation
                        Revenue (Southwest Redevelopment Project)
                        AMBAC-Insured, 5.700% due 10/1/23                           1,847,500
   2,000,000  AAA     Rancho Cucamonga Redevelopment Agency Tax
                        Allocation MBIA-Insured, 5.500% due 9/1/23                  1,857,500

                       See Notes to Financial Statements.

Greenwich Street California Municipal Fund Inc.
---------------------------------------------------------------------------------------------
Schedule of Investments (continued)                                           August 31, 1995
---------------------------------------------------------------------------------------------

 FACE
AMOUNT       RATING                SECURITY                             VALUE
=============================================================================================
Miscellaneous -- 32.9% (continued)
  $2,000,000  AAA     San Jose Redevelopment Agency Tax Allocation
                        MBIA-Insured,  5.250% due 8/1/16                        $   1,827,500
---------------------------------------------------------------------------------------------
                                                                                   15,338,000
---------------------------------------------------------------------------------------------
Short-Term Investments(b) -- 0.9%
                      California Pollution Control Finance
                        Authority Resource Recovery:
     100,000  VMIG 1*     (Burney Forest Project) 3.55%                               100,000
     200,000  VMIG 1*     (Malago Project) 3.95%                                      200,000
     100,000  VMIG 1*     (Rocklin Project) 3.65%                                     100,000
---------------------------------------------------------------------------------------------
                                                                                      400,000
---------------------------------------------------------------------------------------------
Transportation -- 9.4%
   2,000,000  AAA     Los Angeles County Metropolitan Transportation
                        Authority Sales Tax Allocation MBIA-Insured,
                        5.625% due 7/1/18                                           1,912,500
  20,000,000  NR      San Joaquin Hills, Transportation Corridor Agency
                        Senior Lien Toll, zero coupon due 1/1/26                    2,450,000
---------------------------------------------------------------------------------------------
                                                                                    4,362,500
---------------------------------------------------------------------------------------------
Water & Sewer -- 20.0%
   1,240,000  AAA     Anaheim Public Finance Authority Water Utility
                        (Lenain Filtration Project) FGIC-Insured, 5.250%
                        due 10/1/19                                                 1,103,600
   2,000,000  AA      California State Department of Water Revenue
                        Series L, 5.500% due 12/1/23                                1,845,000
   1,825,000  AA      Los Angeles Department of Water & Power Electricity,
                        6.125% due 1/15/33                                          1,822,719
   2,000,000  AAA     Los Angeles Waste Water System Revenue Refunding
                        FGIC-Insured, 5.200% due 11/1/21                            1,782,500
   1,000,000  AAA     Redding JT Powers Finance Authority Waste Water
                        Revenue FGIC-Insured, 5.500% due 12/1/18                      940,000
   2,000,000  AAA     San Diego Sewer Revenue Series A AMBAC-Insured,
                        5.250% due 5/15/20                                          1,800,000
---------------------------------------------------------------------------------------------
                                                                                    9,293,819
---------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $43,459,643*)                                      $46,509,156
=============================================================================================

(a) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(b) Variable rate obligation payable at par on demand at any time on no more than seven days notice.

 *   Aggregate cost for Federal income tax purposes is substantially the same.


     See page 5 for the definition of ratings and certain security descriptions.


                       See Notes to Financial Statements.

Greenwich Street California Municipal Fund Inc.
--------------------------------------------------------------------------------
Ratings and Security Descriptions
--------------------------------------------------------------------------------

BOND RATINGS

All ratings are by Standard & Poor's Corporation, except that those identified by an asterisk (*) are rated by Moody's Investors Services. The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Moody's -- Numerical  modifiers 1,2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR -- Indicates that the bond is not rated by Standard & Poor's Corporation or Moody's Investors Services.

SHORT - TERM SECURITIES RATINGS

SP-1 -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 --  Moody's   highest   rating  for  issues  having  demand   feature  --
           variable-rate demand obligation (VRDO).

SECURITY DESCRIPTIONS

AMBAC -- American Municipal Bond Assurance Corporation
CGIC -- Capital Guaranty Insurance Company
COP -- Certificate of Participation
FGIC -- Financial Guaranty Insurance Company
FHA -- Federal Housing Administration
FHLMC -- Federal Home Loan Mortgage Corporation
FLAIRS -- Floating Adjustable Interest Rate Securities
FNMA -- Federal National Mortgage Association
FSA -- Financial Security Assurance
GIC -- Guaranteed Investment Contract
GNMA -- Government National Mortgage Association
GO -- General Obligation
IDA -- Industrial Development Agency
IDR -- Industrial Development Revenue
LOC -- Letter of Credit
MBIA -- Municipal Bond Investors Assurance Corporation
PCFA -- Pollution Control Financing Authority
PCR -- Pollution Control Revenue
PSF -- Permanent School Fund
RIBS -- Residual Interest Bonds

Greenwich Street California Municipal Fund Inc.
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                              August 31, 1995
--------------------------------------------------------------------------------
ASSETS:
    Investments, at value (Cost--$43,459,643)                        $46,509,156
    Cash                                                                  59,821
    Interest receivable                                                  767,759
    Deferred organization costs                                           83,321
--------------------------------------------------------------------------------
    Total Assets                                                      47,420,057
--------------------------------------------------------------------------------
LIABILITIES:
    Management fees payable                                               35,338
    Accrued expenses and other liabilities                               134,874
--------------------------------------------------------------------------------
    Total Liabilities                                                    170,212
--------------------------------------------------------------------------------
Total Net Assets                                                     $47,249,845
================================================================================
NET ASSETS:
    Par value of capital shares                                      $     3,658
    Capital paid in excess of par value                               43,831,350
    Undistributed net investment income                                  278,796
    Net realized gain on security transactions                            86,528
    Net unrealized appreciation of investments                         3,049,513
--------------------------------------------------------------------------------
Total Net Assets
    (Equivalent to $12.92 a share on 3,658,334 shares of $0.001
     par value outstanding; 500,000,000 shares authorized)           $47,249,845
================================================================================


                       See Notes to Financial Statements.

Greenwich Street California Municipal Fund Inc.
--------------------------------------------------------------------------------
Statement of Operations                  For the Period Ended August 31, 1995(a)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest                                                         $2,618,971
--------------------------------------------------------------------------------
EXPENSES:
    Management fees (Note 2)                                            381,704
    Shareholder and system servicing fees                                26,000
    Amortization of organization costs                                   18,733
    Directors' fees                                                      15,000
    Audit and legal                                                      15,000
    Shareholder communications                                           13,000
    Insurance                                                             3,000
    Custody                                                               3,000
    Pricing service                                                         911
    Other                                                                 8,089
--------------------------------------------------------------------------------
    Total Expenses                                                      484,437
    Less: Fee waiver (Note 2)                                            53,912
--------------------------------------------------------------------------------
    Net Expenses                                                        430,525
--------------------------------------------------------------------------------
Net Investment Income                                                 2,188,446
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Realized Gain From Security Transactions
      (excluding short-term securities):
      Proceeds from sales                                             3,026,217
      Cost of securities sold                                         2,939,689
--------------------------------------------------------------------------------
    Net Realized Gain                                                    86,528
--------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation of Investments:
      Beginning of period                                                    --
      End of period                                                   3,049,513
--------------------------------------------------------------------------------
    Increase In Net Unrealized Appreciation                           3,049,513
--------------------------------------------------------------------------------
Net Gain on Investments                                               3,136,041
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $5,324,487
================================================================================

(a) For the period from September 23, 1994 (commencement of operations) to August 31, 1995.

                       See Notes to Financial Statements.

Greenwich Street California Municipal Fund Inc.
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
For the Period Ended August 31, 1995(a)

OPERATIONS:
    Net investment income                                          $  2,188,446
    Net realized gain                                                    86,528
    Increase in net unrealized appreciation                           3,049,513
--------------------------------------------------------------------------------
    Increase In Net Assets From Operations                            5,324,487
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                            (1,909,650)
--------------------------------------------------------------------------------
    Decrease In Net Assets From Distributions To Shareholders         1,909,650
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS FROM:
    Net proceeds from sale of 3,658,334 shares (less offering
      expenses of $65,000)                                           43,835,008
--------------------------------------------------------------------------------
    Increase In Net Assets From Fund Share Transactions              43,835,008
--------------------------------------------------------------------------------
Increase In Net Assets                                               47,249,845

NET ASSETS
    Beginning of period                                                    --
--------------------------------------------------------------------------------
    End of period*                                                 $ 47,249,845
================================================================================
* Includes undistributed net investment income of:                 $    278,796
================================================================================

(a) For the period from September 23, 1994 (commencement of operations) to August 31, 1995.

                       See Notes to Financial Statements.

Greenwich Street California Municipal Fund Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

      1. SIGNIFICANT ACCOUNTING POLICIES

      The Greenwich Street California Municipal Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund commenced operations on September 23, 1994 after completion of the initial public offering of 3,625,000 shares of its common stock and the issuance of 8,334 shares to related parties at $12.00 per share. The underwriters' option for the purchase of 25,000 additional shares was exercised on November 22, 1994.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) short-term securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, as applicable; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premiums and accretion of original issue discounts, is recorded on the accrual basis; and (f) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

      In addition, organization and initial offering expenses have been deferred and are being amortized on a straight-line method over a five year period, beginning with the commencement of the Fund's operations in September, 1994.

      2. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

      Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc., through its Greenwich Street Advisors division ("GSA"), acts as investment manager to the Fund. As compensation for GSA's services, the Fund pays SBMFM a fee calculated at an annual rate of 0.90% of the Fund's average daily net assets; this fee is calculated daily and paid monthly.
SBMFM waived $53,912 of its management fees for the period ended August 31, 1995.

      All officers and two directors of the Fund are employees of Smith Barney.

      3. INVESTMENT TRANSACTIONS

      For the period ended August 31, 1995 the total aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were $45,846,149 and $3,026,217, respectively. At August 31, 1995, aggregate net unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $3,049,513.

Greenwich Street California Municipal Fund Inc.
--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout the period:
                                                                  1995(a)(b)
================================================================================
Net Asset Value, Beginning of Period                               $12.00
--------------------------------------------------------------------------------
Income From Investment Operations:
    Net investment income*                                           0.60
    Net realized and unrealized gain on investments                  0.84
--------------------------------------------------------------------------------
Total Income from Investment Operations                              1.44
--------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                                            (0.52)
--------------------------------------------------------------------------------
Total Distributions                                                  (0.52)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $12.92
--------------------------------------------------------------------------------
Total Return                                                         12.24%++
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                                   $47,250
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses*                                                        1.02%+
    Net investment income                                            5.16+
Portfolio Turnover Rate                                              7.32%
--------------------------------------------------------------------------------
Market Price at End of Period                                      $11.50
================================================================================

(a)  Based on the weighted average shares outstanding for the period.

(b) For the period from September 23, 1994 (commencement of operations) to August 31, 1995.

++ Total return is not annualized as it may not be representative of the total return for that period.

+    Annualized.

* The Manager has waived a portion of its management fees for the period from September 23, 1994 to August 31, 1995. If such fees were not waived, the per share decrease in net investment income would have been $0.01, and the ratio of expenses to average net assets would have been 1.14%, annualized.

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout the period:

                           AMEX           Net Asset   Income       Reinvestment
      Period           Closing Price        Value    Declared          Price
================================================================================
December 27, 1994         $10.875          $11.48     $0.058          $10.27
January 24, 1995           11.125           11.75      0.058           11.27
February 21, 1995          11.625           12.46      0.058           11.77
March 21, 1995             11.625           12.71      0.058           11.77
April 25, 1995             11.500           12.87      0.058           11.65
May 23, 1995               11.750           13.03      0.058           11.77
June 23, 1995              11.750           12.81      0.058           12.02
July 28, 1995              11.750           13.08      0.058           11.95
August 25, 1995            11.625           12.70      0.058           11.65
================================================================================

Greenwich Street California Municipal Fund Inc.
--------------------------------------------------------------------------------
Dividend Reinvestment Plan
--------------------------------------------------------------------------------

Pursuant to the Fund's Dividend Reinvestment Plan ("Plan"), all distributions are automatically reinvested by The Shareholder Services Group, Inc., as plan agent ("Plan Agent"), in additional shares of its Common Stock ("Common Shares") as provided below unless a shareholder elects to receive cash.

Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") are reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee. Investors who own Common Shares registered in street name should consult their broker-dealer for details. All distributions to shareholders who do not participate in the Plan are paid by check, mailed directly to the record holder by the Plan Agent.

If the Fund declares a distribution payable either in Common Shares or in cash, nonparticipants in the Plan receive cash, and Plan participants receive the equivalent in Common Shares valued in the following manner: whenever the market price is equal to or exceeds the net asset value per share at the time Common Shares are valued for the purpose of determining the number of Common Shares equivalent to the cash distribution, participants are issued Common Shares valued at the greater of (1) the net asset value most recently determined or (2) 95% of the then current market price of the Common Shares.

If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, or if the Fund declares a distribution payable only in cash, the Plan Agent buys Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. (Effective October 1, 1995, the plan's valuation date will change to the record date from the payable date.) If, following the commencement of purchases and before the Plan Agent has completed its purchases the market price exceeds the net asset value of the Common Shares, the average per Common Share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in Common Shares issued by the Fund at net asset value. The Plan Agent applies all cash received as a distribution to purchase Common Shares on the open market as soon as practicable after the payment date of the distribution, but in no event later than 30 days after such date, except when necessary to comply with applicable provisions of the Federal securities laws.

Greenwich Street California Municipal Fund Inc.
--------------------------------------------------------------------------------
Dividend Reinvestment Plan (continued)
--------------------------------------------------------------------------------

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent which must be received at least ten business days prior to the distribution record date to become effective for that distribution. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the Plan Agent or participant. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Fund shares credited to his or her account under the Plan are issued and a cash payment is made for any fraction of a Fund share credited to such account.

The automatic reinvestment of distributions does not relieve participants of any Federal income tax that may be payable on such distributions.

The Fund does not charge participants for reinvesting distributions. Any Plan Agent's fees for the handling of reinvestment of distributions under the Plan are paid by the Fund. There are no brokerage charges with respect to Common Shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant pays a pro-rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend the plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the distribution. The Plan also may be terminated by the Fund or the Plan Agent by at least 30 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at The Shareholders Services Group, Inc., P.O. Box 1376, Boston, Massachusetts 02104.

Greenwich Street California Municipal Fund Inc.
--------------------------------------------------------------------------------
 Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Greenwich Street California Municipal Fund Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Greenwich Street California Municipal Fund Inc. as of August 31, 1995, and the related statement of operations, statement of changes in net assets, and financial highlights for the period from September 23, 1994 (commencement of operations)to August 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Greenwich Street California Municipal Fund Inc. as of August 31, 1995, and the results of its operations, changes in its net assets and financial highlights for the period from September 23, 1994 (commencement of operations) to August 31, 1995, in conformity with generally accepted accounting principles.


                              /s/ KPMG Peat Marwick LLP


New York, New York
October 11, 1995

Greenwich Street                                                    SMITH BARNEY
California                                                          ------------
Municipal Fund Inc.                           A Member of Travelers Group [Logo]


Directors
Jessica M. Bibliowicz
Ralph D. Creasman
Joseph H. Fleiss
Donald R. Foley
Paul Hardin
Francis P. Martin, M.D.
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan
C. Richard Youngdahl

Officers
Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President and Treasurer

Joseph P. Deane
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


Investment Manager
Smith Barney Mutual
Funds Management Inc.


Distributor
Smith Barney Inc.


Custodian
PNC Bank


Shareholder Servicing Agent
The Shareholder Services Group, Inc.
P.O. Box 1376
Boston,  MA 02104

This report is submitted for the general information of the shareholders of Greenwich Street California Municipal Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Greenwich Street
California Municipal
Fund Inc.
388 Greenwich Street
New York, New York 10013


FD01037   10/95